                                                                    EXHIBIT 3(b)

                                     BYLAWS

                                       OF

                         MAGELLAN HEALTH SERVICES, INC.

                                                               As Amended 9/2/99

                                     BYLAWS

                                       OF

                         MAGELLAN HEALTH SERVICES, INC.


         ARTICLE I.   OFFICES.......................................................................- 1 -
         Section 1.   REGISTERED OFFICE.............................................................- 1 -
         Section 2.   OTHER OFFICES.................................................................- 1 -

         ARTICLE II.  MEETINGS OF STOCKHOLDERS......................................................- 1 -
         Section 1.   PLACE OF MEETINGS.............................................................- 1 -
         Section 2.   DATE OF MEETINGS..............................................................- 1 -
         Section 3.   NOTICE OF MEETINGS............................................................- 1 -
         Section 4.   LIST OF STOCKHOLDERS..........................................................- 1 -
         Section 5.   SPECIAL MEETINGS..............................................................- 2 -
         Section 6.   NOTICE OF SPECIAL MEETINGS....................................................- 2 -
         Section 7.   LIMITATIONS ON SPECIAL MEETINGS...............................................- 2 -
         Section 8.   QUORUM AND ADJOURNMENT........................................................- 2 -
         Section 9.   STOCKHOLDER ACTION............................................................- 2 -
         Section 10.  VOTING RIGHTS.................................................................- 2 -
         Section 11.  PROXIES AND VOTING RIGHTS.....................................................- 3 -
         Section 12.  ACTION BY CONSENT.............................................................- 3 -
         Section 13.  INSPECTOR OF ELECTIONS........................................................- 3 -
         Section 14.  PRESIDING OFFICER.............................................................- 3 -

         ARTICLE III. DIRECTORS.....................................................................- 3 -
         Section 1.   NUMBER, ELECTION AND TERM OF OFFICE...........................................- 3 -
         Section 2.   VACANCIES.....................................................................- 4 -
         Section 3.   REMOVAL.......................................................................- 4 -
         Section 4.   POWERS OF DIRECTORS...........................................................- 4 -
         Section 5.   PLACE OF MEETINGS.............................................................- 4 -
         Section 6.   TIME OF MEETINGS..............................................................- 4 -
         Section 7.   REGULAR MEETINGS..............................................................- 4 -
         Section 8.   SPECIAL MEETINGS..............................................................- 4 -
         Section 9.   QUORUM........................................................................- 5 -
         Section 10.  ACTION BY CONSENT.............................................................- 5 -
         Section 11.  TELEPHONE CONFERENCE CALL.....................................................- 5 -
         Section 12.  EXECUTIVE AND OTHER COMMITTEES................................................- 5 -
         Section 13.  MINUTES OF COMMITTEE MEETINGS.................................................- 6 -
         Section 14.  COMPENSATION..................................................................- 6 -

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                                       i

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

         ARTICLE IV.   NOTICES......................................................................- 6 -
         Section 1.    PROCEDURE....................................................................- 6 -
         Section 2.    WAIVER AND CONSENT...........................................................- 6 -

         ARTICLE V.    OFFICERS.....................................................................- 6 -
         Section 1.    GENERAL......................................................................- 6 -
         Section 2.    ELECTION OF OFFICERS.........................................................- 7 -
         Section 3.    ADDITIONAL OFFICERS..........................................................- 7 -
         Section 4.    COMPENSATION.................................................................- 7 -
         Section 5.    TENURE.......................................................................- 7 -
         Section 6.    PRESIDENT - POWERS AND DUTIES................................................- 7 -
         Section 7.    PRESIDENT - EXECUTION OF DOCUMENTS...........................................- 7 -
         Section 8.    VICE PRESIDENTS - POWERS AND DUTIES..........................................- 7 -
         Section 9.    SECRETARY - POWERS AND DUTIES................................................- 7 -
         Section 10.   ASSISTANT SECRETARY..........................................................- 8 -
         Section 11.   TREASURER - POWERS AND DUTIES................................................- 8 -
         Section 12.   TREASURER - DISBURSEMENTS AND ACCOUNTING.....................................- 8 -
         Section 13.   ASSISTANT TREASURER..........................................................- 8 -
         Section 14.   BONDS........................................................................- 8 -

         ARTICLE VI.   CERTIFICATES FOR SHARES OF STOCK.............................................- 8 -
         Section 1.    RIGHTS TO CERTIFICATE........................................................- 8 -
         Section 2.    CLASSES OF STOCK - RIGHTS....................................................- 9 -
         Section 3.    OFFICERS'SIGNATURES..........................................................- 9 -
         Section 4.    LOST CERTIFICATES............................................................- 9 -
         Section 5.    TRANSFERS OF STOCK...........................................................- 9 -
         Section 6.    FIXING OF RECORD DATE........................................................- 9 -
         Section 7.    REGISTERED STOCKHOLDERS.....................................................- 10 -

         ARTICLE VII.  INDEMNIFICATION.............................................................- 10 -
         Section 1.    ACTIONS NOT BY OR IN THE RIGHT OF THE CORPORATION...........................- 10 -
         Section 2.    ACTIONS BY OR IN THE RIGHT OF THE CORPORATION...............................- 10 -
         Section 3.    INDEMNIFICATION WHERE DIRECTOR OR OFFICER SUCCESSFULLY DEFENDS ACTION.......- 11 -
         Section 4.    DETERMINATIONS REQUIRED PRIOR TO INDEMNIFICATION............................- 11 -
         Section 5.    ADVANCES....................................................................- 11 -
         Section 6.    GENERAL.....................................................................- 11 -
         Section 7.    INSURANCE...................................................................- 11 -
         Section 8.    THE CORPORATION.............................................................- 11 -
         Section 9.    EMPLOYEE BENEFIT PLANS......................................................- 12 -
         Section 10.   CONTINUATION................................................................- 12 -
         Section 11.   FUTURE AMENDMENTS...........................................................- 12 -

         ARTICLE VIII. GENERAL PROVISIONS..........................................................- 12 -
         Section 1.    DIVIDENDS...................................................................- 12 -
         Section 2.    RESERVES....................................................................- 13 -
         Section 3.    ANNUAL STATEMENT............................................................- 13 -


                                       ii

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
         Section 4.   CHECKS.......................................................................- 13 -
         Section 5.   FISCAL YEAR..................................................................- 13 -
         Section 6.   SEAL.........................................................................- 13 -
         Section 7.   MISCELLANEOUS................................................................- 13 -

         ARTICLE IX.  AMENDMENTS...................................................................- 13 -


                                      iii

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                                     BYLAWS

                                       OF

                         MAGELLAN HEALTH SERVICES, INC.

                                   ARTICLE I.

                                     OFFICES

         SECTION 1. REGISTERED OFFICE. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

         SECTION 2. OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II.

                            MEETINGS OF STOCKHOLDERS

         SECTION 1. PLACE OF MEETINGS. All meetings of the stockholders for the election of directors shall be held in the City of Atlanta, State of Georgia, at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         SECTION 2. DATE OF MEETINGS. Annual meetings of stockholders shall be held on a date and at a time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which the stockholders shall elect members of the Board of Directors and transact such other business as may properly be brought before the meeting. Election of directors need not be by written ballot.

         SECTION 3. NOTICE OF MEETINGS. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         SECTION 4. LIST OF STOCKHOLDERS. The officer who has charge of the stock ledger of the corporation shall prepare and make, or cause to be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         SECTION 5. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called only by the affirmative vote of a majority of the Board of Directors.

         SECTION 6. NOTICE OF SPECIAL MEETINGS. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

         SECTION 7. LIMITATIONS ON SPECIAL MEETINGS. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         SECTION 8. QUORUM AND ADJOURNMENT. The holders of a majority of the shares of all classes of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 9. STOCKHOLDER ACTION. Except as provided in Section 3 of
Article III of these Bylaws, or unless the question is one upon which, by express provision of statute or the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question: (1) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (2) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (3) in voting on such questions, every stockholder of record who is entitled to vote shall be entitled to one vote for each share of stock held by him on the record date for such meeting.

         SECTION 10. VOTING RIGHTS. Except as otherwise provided by law or by the certificate of incorporation, the holders of shares of all classes of stock shall have the right to vote, in person or by proxy, together on all matters to come before a meeting of the stockholders.

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         SECTION 11. PROXIES AND VOTING RIGHTS. No proxy shall be voted on after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. In the event that any proxy shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or if only one be present that one, shall have all of the powers conferred by the proxy upon all of the persons so designated unless the proxy shall otherwise provide.

         SECTION 12. ACTION BY CONSENT. The stockholders may not take any actions required to be taken at an annual or special meeting of the stockholders, or any actions which may be taken at an annual meeting or special meeting of the stockholders, by written consent in lieu of a meeting.

         SECTION 13. INSPECTOR OF ELECTIONS. The Board of Directors, in advance of any meeting of the stockholders of the Corporation, shall appoint one or more inspectors of elections to act at such meeting, and any adjournment thereof. In case any person who has been designated as an inspector of elections fails to appear or act, the vacancy may be filled by an alternate appointed by the Board, in advance of the meeting, or at the meeting by the person presiding thereat. An inspector, before entering upon discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. The inspector or inspectors so appointed shall perform the duties required by Section 231 of the Delaware General Corporation Law.

         SECTION 14. PRESIDING OFFICER. The Chairman of the Board of Directors, or in his absence the President, shall serve as Chairman of every stockholders' meeting unless some other person is elected to serve as Chairman by a majority vote of the voting power of the shares represented at the meeting. The Chairman shall appoint the Secretary of the corporation, or in his absence an Assistant Secretary, as Secretary of every stockholders' meeting and such other persons as he deems required to assist with the meeting.

                                  ARTICLE III.

                                    DIRECTORS

         SECTION 1. NUMBER, ELECTION AND TERM OF OFFICE. The number of directors which shall constitute the whole Board shall be that number that is designated in the Certificate of Incorporation of the Corporation. A change in the number of directors shall only occur by an affirmative vote of at least seventy-five percent (75%) of the issued and outstanding shares of the corporation entitled to vote thereon cast at a meeting of the stockholders called for such purpose. The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. The directors shall be elected at the annual meeting of the stockholders, except as provided in Sections 2 and 3 of this Article, and each director elected shall hold office until his successor is elected and qualifies. Directors need not be stockholders or a resident of the State of Delaware.

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         SECTION 2. VACANCIES. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next election of the respective class or classes for which such directors shall have been chosen and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         SECTION 3. REMOVAL. Notwithstanding any other provision of these Bylaws (and notwithstanding the fact that some lesser percentage may be specified by law), any director or the entire Board of Directors of the corporation may be removed from office at any time, but only (i) for cause by the affirmative vote of the holders of a majority of the issued and outstanding shares of the capital stock of the corporation entitled to vote thereon cast at a meeting of the stockholders called for that purpose, or (ii) without cause by the affirmative vote of the holders of at least seventy-five percent (75%) of the issued and outstanding shares of capital stock of the corporation entitled to vote thereon cast at a meeting of the stockholders called for that purpose.

         SECTION 4. POWERS OF DIRECTORS. The business of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

         SECTION 5. PLACE OF MEETINGS. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware. The Board of Directors shall appoint from its members a Chairman of the Board of Directors who shall preside at all meetings of the stockholders and the Board of Directors. In the absence of the Chairman of the Board of Directors from a meeting of the Board of Directors, the Board of Directors shall appoint from its members, by a majority vote of all directors constituting a quorum, another director who shall preside at such meeting. The Chairman of the Board of Directors may but need not be an officer of or employed in an executive or any other capacity by the corporation.

         SECTION 6. TIME OF MEETINGS. A meeting of the Board of Directors shall be held immediately following the annual meeting of stockholders at the same place as such annual meeting or, in the alternative, at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. No notice of such meeting shall be necessary, provided a quorum shall be present. In the event such meeting is not held at the time and place determined under the preceding sentence, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         SECTION 7. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

         SECTION 8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the President, or a majority of the directors then in office

(a) by written notice mailed to each director first class postage prepaid, not later than the fifth day before the meeting, or (b) by either written or oral notice given personally or by telephone or other means of electronic communication, in which case the meeting may be held as soon after such notice is given as a quorum shall be assembled at the place of the meeting or by telephone conference call, unless another time shall be specified in the notice.

         SECTION 9. QUORUM. At all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the certificate of incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         SECTION 10. ACTION BY CONSENT. Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

         SECTION 11. TELEPHONE CONFERENCE CALL. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         SECTION 12. EXECUTIVE AND OTHER COMMITTEES. The Board of Directors may, by resolution adopted by a majority of the whole Board of Directors, appoint three or more of its members to constitute an Executive Committee which to the extent provided by the Board of Directors shall have and exercise all of the authority of the Board of Directors, except as otherwise provided by law, in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. All action taken by the Executive Committee shall be reported to the Board of Directors at its first meeting thereafter. The Board of Directors may also from time to time by resolution passed by a majority of the whole Board appoint other committees, consisting of one or more members, from among its members; and such committee or committees shall have such powers and duties as the Board of Directors may from time to time prescribe. Unless otherwise provided by the Board of Directors, a majority of the members of any committee appointed by the Board of Directors pursuant to this Section 12 shall constitute a quorum at any meeting thereof and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of such committee. Action may be taken by any such committee without a meeting by a writing as provided in
Section 10 of this Article III. Any such committee shall, subject to any rules prescribed by the Board of Directors, prescribe its own rules for calling, giving notice of and holding meetings and its method of procedure at such meetings and shall keep a written record of all action taken by it.

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         SECTION 13 . MINUTES OF COMMITTEE MEETINGS. Each committee shall keep regular minutes of its meetings and periodically report the same to the Board of Directors.

         SECTION 14. COMPENSATION. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director or a combination thereof. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV.

                                     NOTICES

         SECTION 1. PROCEDURE. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given as provided in Section 8 of Article III.

         SECTION 2. WAIVER AND CONSENT. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Notice of all stockholders' meetings, whether annual or special, shall be given in writing and may be given by the Chairman of the Board of Directors or the Secretary (or in case of their refusal, by the person or persons entitled to call meetings under the provisions of these Bylaws). The notice shall state the general nature of the business to be transacted at the meeting and the place, day and hour thereof. If such notice is mailed or telegraphed, it shall be deemed to have been given when deposited in the United States mail or with a telegraph office for transmission, as the case may be. If any meeting is adjourned to another time or place, no notice as to such adjourned meeting or of the business to be transacted thereat need be given other than by announcement at the meeting at which such adjournment is given, except as otherwise expressly provided in Section 8 of Article II.

                                   ARTICLE V.

                                    OFFICERS

         SECTION 1. GENERAL. The officers of the corporation shall be chosen by the Board of Directors and shall be a President, a Vice President, a Secretary and a Treasurer. The Board of Directors may also choose additional Vice Presidents, and one or more Assistant Secretaries and Assistant Treasurers.

         SECTION 2. ELECTION OF OFFICERS. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a President, one or more Vice Presidents, a Secretary and a Treasurer, or shall continue the incumbents in office.

         SECTION 3. ADDITIONAL OFFICERS. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         SECTION 4. COMPENSATION. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or by a duly authorized committee.

         SECTION 5. TENURE. Each officer of the Corporation shall hold office until the earliest to occur of (a) his successor is elected and qualifies, (b) death or retirement of such officer, (c) resignation of such officer or (d) removal of such officer in the manner provided by these bylaws. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors or, in the case of all officers except the President, by the President. Any vacancy occurring in any office of the Corporation and all newly created officer positions shall be filled by the Board of Directors.

         SECTION 6. PRESIDENT - POWERS AND DUTIES. The President shall be and perform the duties and responsibilities of the Chief Executive Officer of the corporation and as such shall have general supervision and control over all the affairs of the corporation, its officers and employees. The President may, but need not, be designated the Chief Operating Officer of the corporation. The President shall report to the Board of Directors regarding the affairs of the corporation and shall have such other duties and powers as may be assigned to or vested in him from time to time by the Board of Directors or by the Executive Committee and as prescribed by these Bylaws.

         SECTION 7. PRESIDENT - EXECUTION OF DOCUMENTS. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be delegated by the Board of Directors or the Executive Committee to some other officer or agent of the corporation.

         SECTION 8. VICE PRESIDENTS - POWERS AND DUTIES. The Vice President, or if there shall be more than one the Vice Presidents, shall perform such duties and have such powers as the Board of Directors may from time to time prescribe.

         SECTION 9. SECRETARY - POWERS AND DUTIES. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record or cause to be recorded all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chairman of the Board of Directors, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it; when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

         SECTION 10. ASSISTANT SECRETARY. The Assistant Secretary, or if there be more than one the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

         SECTION 11. TREASURER - POWERS AND DUTIES. The Treasurer shall have custody of the corporate funds and securities, shall together with the Controller keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

         SECTION 12. TREASURER - DISBURSEMENTS AND ACCOUNTING. The Treasurer and Controller shall disburse the funds of the corporation as may be ordered by the Board of Directors, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of the financial condition of the corporation.

         SECTION 13. ASSISTANT TREASURER. The Assistant Treasurer, or if there shall be more than one the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. Any one or more of the duties of the Treasurer may be delegated by the Board of Directors to the Controller, an Assistant Treasurer or any other officer of the corporation.

         SECTION 14. BONDS. If required by the Board of Directors, any officer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                                   ARTICLE VI.

                        CERTIFICATES FOR SHARES OF STOCK

         SECTION 1. RIGHTS TO CERTIFICATE. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation, by the Chairman of the Board of Directors, the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares of capital stock of the corporation owned by him in the corporation.

         SECTION 2. CLASSES OF STOCK - RIGHTS. If the corporation shall be authorized to issue more than one class of stock, or more than one series of any class, the powers, designations, preferences

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and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class of stock; provided, however, that, except as otherwise provided in
Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         SECTION 3. OFFICERS' SIGNATURES. Where a certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) a registrar, the signature of any such officer may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

         SECTION 4. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

         SECTION 5. TRANSFERS OF STOCK. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, in each case with signatures guaranteed, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         SECTION 6. FIXING OF RECORD DATE. The Board of Directors shall fix in advance a date, not less than ten nor more than sixty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote

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

at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

         SECTION 7. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VII.

                                 INDEMNIFICATION

         SECTION 1. ACTIONS NOT BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         SECTION 2. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability

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but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         SECTION 3. INDEMNIFICATION WHERE DIRECTOR OR OFFICER SUCCESSFULLY DEFENDS ACTION. To the extent that a director, officer or employee of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article VII, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         SECTION 4. DETERMINATIONS REQUIRED PRIOR TO INDEMNIFICATION. Except as provided in Section 3 of this Article VII and except as may be ordered by a court, any indemnification under Sections 1 and 2 of this Article VII shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article VII, as the case may be. Such determination shall be made (1) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum; or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (3) by the stockholders.

         SECTION 5. ADVANCES. Expenses (including attorney's fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article. Such expenses (including attorney's fees) incurred by other employees may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

         SECTION 6. GENERAL. The indemnification and advancement of expenses provided by or granted pursuant to these Bylaws shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be or shall become entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to actions in an official capacity and as to actions in another capacity while holding such office.

         SECTION 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under the certificate of incorporation, the provisions of these Bylaws or under the provisions of the General Corporation Law of the State of Delaware.

         SECTION 8. THE CORPORATION. For purposes of this Article VII, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers and

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

employees, so that any person who is or was a director, officer or employee of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         SECTION 9. EMPLOYEE BENEFIT PLANS. For purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; the reference to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VII.

         SECTION 10. CONTINUATION. The indemnification and advancement of expenses provided by, or granted pursuant to, these Bylaws shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 11. FUTURE AMENDMENTS. In the event of any amendment or addition to Section 145 of the General Corporation Law of the State of Delaware or the addition of any other section of such law with regard to indemnification, the corporation shall indemnify to the fullest extent authorized or permitted by such then-existing General Corporation Law of the State of Delaware, as amended, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

                                  ARTICLE VIII.

                               GENERAL PROVISIONS

         SECTION 1. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

         SECTION 2. RESERVES. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from

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time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

         SECTION 3. ANNUAL STATEMENT. The Board of Directors shall present at each annual meeting, and at any special meeting, of the stockholders when called for by vote of the stockholders a concise statement of the business and condition of the corporation.

         SECTION 4. CHECKS. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         SECTION 5. FISCAL YEAR. The fiscal year of the corporation shall be determined by the Board of Directors, and shall be from October 1 through September 30, unless otherwise determined by the Board of Directors.

         SECTION 6. SEAL. The corporate seal shall be in the form prescribed by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         SECTION 7. MISCELLANEOUS. Unless otherwise ordered by the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer in person or by proxy appointed by any of them shall have full power and authority on behalf of the corporation to vote, act and consent with respect to any shares of stock issued by other corporations which the corporation may own or as to which the corporation has the right to vote, act or consent.

                                   ARTICLE IX.

                                   AMENDMENTS

         These Bylaws may be altered or repealed at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if such notice of such alteration or repeal be contained in the notice of such special meeting. No Bylaw adopted by vote of the stockholders shall be subject to amendment by the Board of Directors if such Bylaw so provides. Notwithstanding the foregoing, neither Sections 5 nor 12 of Article II may be amended, altered, changed or repealed except by the affirmative vote of the holders of at least seventy-five percent (75%) of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereon cast at a meeting of the stockholders called for that purpose.

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